UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 20, 2017

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE

EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL
EXECUTIVE OFFICES, INCLUDING
ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2017, Jeffrey P. Oldenkamp, the Senior Vice President and Chief Financial Officer of MTS Systems Corporation (the “Company”), provided a resignation notice to the Company.  The notice provided that his employment with the Company will end effective May 12, 2017.  Mr. Brian T. Ross, Corporate Controller, will assume the role of Senior Vice President and Chief Financial Officer upon Mr. Oldenkamp’s departure.

Mr. Ross, 41, joined the Company in December 2014 as its Corporate Controller.  Prior to joining the Company, Mr. Ross was with Digi International, Inc., a leading provider of machine-to-machine networking solutions, as its Director of Financial Planning & Analysis (September 2008 to December 2014); Restore Medical, Inc., providing patented Pillar Procedure treatment for snoring and sleep apnea, as its Controller (August 2006 to August 2008); PricewaterhouseCoopers in various positions leading to Audit Assurance Manager (September 1999 to July 2006).  As a Senior Vice President and Chief Financial Officer, Mr. Ross will be paid an annual salary of $335,000 and is eligible to participate in the MTS Executive Variable Compensation Plan with a target amount equal to 55% of his annual salary.  He will also receive an equity award to be granted under the 2011 Stock Incentive Plan on May 15, 2017 with a value of $168,200 to be delivered in the form of 25% nonqualified stock options, 25% restricted stock units, and 50% performance restricted stock units. He will also be provided a restricted stock unit valued at $50,000 to be delivered after fiscal 2017 upon satisfaction of SOX compliance requirements related to the integration of the PCB Group, Inc. acquisition.

There are no family relationships between Mr. Ross and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Mr. Ross or any member of his immediate family and the Company or any of its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.                                        Regulation FD Disclosure.

On April 24, 2017, the Company issued a press release announcing the events discussed in Item 5.02 above, the text of which is furnished as Exhibit 99.1. hereto.  The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is being furnished herewith:

99.1                        Press Release dated April 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: April 24, 2017	By:	/s/ Jeffrey A. Graves
Jeffrey A. Graves
President and CEO

EXHIBIT INDEX

Number	Title	Method of Filing
99.1	Press Release dated April 24, 2017.	Furnished Electronically.